EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 20, 2017	/s/ James R. Fitterling
(signature)

James R. Fitterling
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Ronald A. Klein
(signature)

Ronald A. Klein
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Richard M. Lievense
(signature)

Richard M. Lievense
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 29, 2017	/s/ Barbara J. Mahone
(signature)

Barbara J. Mahone
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 22, 2017	/s/ John E. Pelizzari
(signature)

John E. Pelizzari
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ David T. Provost
(signature)

David T. Provost
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Thomas C. Shafer
(signature)

Thomas C. Shafer
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Larry D. Stauffer
(signature)

Larry D. Stauffer
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Jeffrey L. Tate
(signature)

Jeffrey L. Tate
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: February 20, 2018	/s/ Gary Torgow
(signature)

Gary Torgow
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Arthur A. Weiss
(signature)

Arthur A. Weiss
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint David T. Provost and Dennis L. Klaeser, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2017, and any amendments to that report, and to file the same, including all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated: December 12, 2017	/s/ Franklin C. Wheatlake
(signature)

Franklin C. Wheatlake
(type or print name)